Certain identified information has been excluded from this exhibit because it is both (i) not material and (ii) is the type of information that the registrant treats as private or confidential. Double asterisks denote omissions.

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

1. CONTRACT ID CODE		PAGE OF PAGES 1 4	
2. AMENDMENT/MODIFICATION NO. P00020	3. EFFECTIVE DATE See Block 16C	4. REQUISITION/PURCHASE REQ. NO. ASP344018	5. PROJECT NO. *(If applicable)*
6. ISSUED BY CODE ASPR-BARDA		7. ADMINISTERED BY *(If other than Item 6)* CODE ASPR-BARDA	

6. ASPR-BARDA
200 Independence Ave., S.W.
Room 640-G
Washington DC 20201

7. ASPR-BARDA
200 Independence Ave., S.W.
Room 638-G
Washington DC 20201

8. NAME AND ADDRESS OF CONTRACTOR *(No., street, county, State and ZIP Code)*

EMERGENT PRODUCT DEVELOPMENT GAITHERSBURG INC.
EMERGENT PRODUCT DEVELOPMENT GAITHE
300 PROFESSIONAL DR # 100
GAITHERSBURG MD 208793419

CODE 1365869 | FACILITY CODE

(x) 9A. AMENDMENT OF SOLICITATION NO.

9B. DATED *(SEE ITEM 11)*

x 10A. MODIFICATION OF CONTRACT/ORDER NO. HHSO100201600030C

10B. DATED *(SEE ITEM 13)* 09/30/2016

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers ☐ is extended. ☐ is not extended.
Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended , by one of the following methods: (a) By completing Items 8 and 15, and returning ________ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted ; or (c) By separate letter or electronic communication which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted , such change may be made by letter or electronic communication, provided each letter or electronic communication makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA *(If required)*
2025.Q99BASN.26088 Net Increase: $30,000,000.00

13. THIS ITEM ONLY APPLIES TO MODIFICATION OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

CHECK ONE	
	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: *(Specify authority)* THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
	B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES *(such as changes in paying office, appropriation data, etc.)* SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
X	C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: FAR Part 43.103(a) - Bilateral Modifications
	D. OTHER *(Specify type of modification and authority)*

E. IMPORTANT: Contractor ☐ is not ☒ is required to sign this document and return 1 copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION *(Organized by UCF section headings, including solicitation/contract subject matter where feasible.)*

Tax ID Number: [**]
UEI: CNPVCR8DK7M8
The purpose of this modification is to Exercise CLIN 0011E.

ARTICLES B.3 OPTION PRICES, B.5. ADVANCE UNDERSTANDINGS, ARTICLE C.1. STATEMENT OF WORK, and SECTION J- LIST OF ATTACHMENTS are revised.

Funds Obligated Pior to this Modification: $[**]
Funded via Mod #20: $[**]
Total Funds Obligated to Date: $[**]

Continued ...

Except as provided herein, all terms and conditions of the document referenced in Item 9 A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER *(Type or print)* Paul Williams SVP, Products Business		16A. NAME AND TITLE OF CONTRACTING OFFICER *(Type or print)* YIFAN YANG	
15B. CONTRACTOR/OFFEROR Electronically signed by: Paul Williams Reason: I approvethis document Date: Aug 29, 2025 09:27:55 EDT *(Signature of person authorized to sign)*	15C. DATE SIGNED 08/29/2025	16B. UNITED STATES OF AMERICA Yifan Yang -S Digitally signed by Yifan Yang -S Date: 2025.08.29 17:05:40 -04'00' *(Signature of Contracting Officer)*	16C. DATE SIGNED

Previous edition unusable

STANDARD FORM 30 (REV. 11/2016)
Prescribed by GSA FAR (48 CFR) 53.243

REFERENCE NO. OF DOCUMENT BEING CONTINUED CONTINUATION SHEET HHSO100201600030C/P00020 NAME OF OFFEROR OR CONTRACTOR EMERGENT PRODUCT DEVELOPMENT GAITHERSBURG INC. 1365869 ITEM NO. SUPPLIES/SERVICES (A) 15 (BJ All other terms and conditions remain unchanged. OTA: N Appr. Yr.: 2025 CAN: Q99BASN Object Class: 26088 Period of Performance: 09/30/2016 to 09/29/2026 Add Item 15 as follows: CLIN 00llE Additional Surge Capacity (Li censure) Obligated Amount: $[**] NSN 7540-01-152-8067 QUANTITY UNIT UNIT PRICE (C) (D) (E) OF 4 AMOUNT (F) [**] OPTIONAL FORM 336 (4-86) Sponsored by GSA FAR (48 CFR) 53.110

HHSO100201600030C P00020 Page 3 of 4

The purpose of this modification is to modify ARTICLES B.3 OPTION PRICES, B.5. ADVANCE UNDERSTANDINGS, ARTICLE C.1. STATEMENT OF WORK, and SECTION J- LIST OF ATTACHMENTS

ARTICLE B.3. OPTION PRICES – CLIN 0011 is modified as follows:

CLIN	Period of Performance	Supplies/ Services	Estimated Doses	Price per Dose	Total Not to Exceed Cost
0011E **(Option Quantity)	08/29/2025 through 3/31/2026	Additional Surge Capacity (Licensure)	[**]	$[**] ([**] months from date of manufacture)	$[**] (Funded)
			[**]	$[**] ([**] months from date of manufacture)	

*Under **CLIN 0011E** a total of [**] estimated doses are expected to be procured at the unit prices stated above. Each vial contains [**] doses; a credit will be issued on the final invoice for any doses delivered above $[**]. The exact quantity within each pricing tier is subject to change depending on timing of delivery. ** Delivery of Doses supplied under CLIN 0011E shall not occur prior to October 1, 2025.

ARTICLE B.5. ADVANCE UNDERSTANDINGS – is modified as follows:

p. CLIN 0011E

- For CLIN 0011E, BARDA agrees to receiving doses that are more than [**] months but not exceeding [**] months from their date of manufacture (Reduced Shelf-Life Doses).
- These anthrax vaccine doses will have two different unit prices depending on the age of the vaccine post-manufacture. Vaccine doses delivered up to or equal to [**] months from their manufacture date will be charged a dose price of $[**] per dose. Vaccines delivered with a reduced shelf life greater than [**] months, but less than or equal to [**] months post-manufacture will be charged a unit dose price of $[**] per dose.

The following table is provided as an estimate of doses to be delivered under CLIN 011E but subject to change:

Product	Period of Performance	Estimated Quantity for Delivery
Base Doses	[**] months from date of manufacture	[**]
Reduced Shelf-Life Doses	[**] months but [**] months from date of manufacture	0

End of Modification #20

HHSO100201600030C P00020 Page 4 of 4 SECTION C DESCRIPTION/SPECIFICATIONS/WORK STATEMENT ARTICLE C.1. STATEMENT OF WORK is modified as follows: Independently and not as an agent of the Government, the Contractor shall furnish all necessary services, qualified personnel, material, equipment, and facilities not otherwise provided by the Government as needed to perform the Statement of Work dated August 2025, set forth in SECTION J List of Attachments, attached hereto and incorporated into this Prime Contract. SECTION J LIST OF ATTACHMENTS is modified as follows: 1. Statement of Work, dated August 2025, 10 pages